                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2002
                                                          ---------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       1-13794                      13-3818402
            --------                       -------                      ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
        incorporation)                                                    Number)


1000 Boardwalk
Atlantic City, New Jersey                                               08401
-------------------------                                               -----
(Address of Principal Executive Offices)                                (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       33-90786                      13-3818407
            --------                       --------                      ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
        incorporation)                                                    Number)


1000 Boardwalk
Atlantic City, New Jersey                    08401
-------------------------                    -----
(Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      33-90786-01                     13-3818405
            --------                      -----------                     ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
        incorporation)                                                    Number)


1000 Boardwalk
Atlantic City, New Jersey                    08401
-------------------------                    -----
(Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

ITEM 9.  REGULATION FD DISCLOSURE.

     On June 27, 2002, the Securities and Exchange Commission issued an order pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order") requiring the filing of sworn statements of the principal executive and financial officers of various public companies listed in the Order, including Trump Hotels & Casino Resorts, Inc. Pursuant to the Order, filed herewith are the sworn statements of Donald J. Trump and Francis X. McCarthy, Jr., the Chief Executive Officer and Chief Financial Officer, respectively, of Trump Hotels & Casino Resorts, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          TRUMP HOTELS & CASINO RESORTS, INC.

Date: August 14, 2002     By:     /S/ JOHN P. BURKE
                                  -------------------------------
                          Name:   John P. Burke
                          Title:  Executive Vice President
                                  and Corporate Treasurer



                          TRUMP HOTELS & CASINO RESORTS
                          HOLDINGS, L.P.

                          By:     Trump Hotels & Casino Resorts, Inc.,
                                  its general partner


Date: August 14, 2002     By:     /S/ JOHN P. BURKE
                                  -------------------------------
                          Name:   John P. Burke
                          Title:  Executive Vice President
                                  and Corporate Treasurer



                          TRUMP HOTELS & CASINO RESORTS
                          FUNDING, INC.
Date: August 14, 2002     By:     /S/ JOHN P. BURKE
                                  -------------------------------
                          Name:   John P. Burke
                          Title:  Executive Vice President
                                  and Corporate Treasurer

                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Statement Under Oath of Principal Executive Officer, Donald J.
              Trump, of Trump Hotels & Casino Resorts, Inc. Relating to Exchange Act Filings

99.2          Statement Under Oath of Principal Financial Officer, Francis X.
              McCarthy, Jr. of Trump Hotels & Casino Resorts, Inc. Relating to Exchange Act Filings